UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21365

Seligman LaSalle International Real Estate Fund, Inc.

 (Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices)  (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:

(212) 850-1864

Date of fiscal year end:

12/31

Date of reporting period:

12/31/08

FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

To The Stockholders

Dear Fellow Stockholders,

We are very pleased to announce that, with the completion of the acquisition of J. & W. Seligman & Co. Incorporated by RiverSource Investments, LLC on November 7, 2008, your Fund joined the RiverSource family of funds. Seligman’s long heritage of investing and exceptional wealth of experience is a valuable addition to RiverSource Funds. Seligman joins RiverSource and Threadneedle in the comprehensive family of mutual funds we offer investors.

We also welcome John Maher and Leroy Richie, who have served on your Fund’s Board since 2007, to the RiverSource Funds’ Board of Directors. The acquisition of Seligman by RiverSource Investments creates several new opportunities for us all, including access to talented portfolio managers and competitive mutual fund solutions to help you reach your investment goals.

A Look Back

2008 was an unprecedented year in many ways. Investors watched the precipitous decline in all the major U.S. and international equity indexes as concerns about the economy gave way to fear and selling of securities. In response to substantial losses in the markets and weakening economic indicators, the government stepped in swiftly and aggressively to encourage liquidity and credit availability in an attempt to make credit markets function. By the end of the calendar year, these actions still needed time to gain traction in the markets.

During a severe economic environment like the one we are experiencing, it is essential that investors try not to let short-term losses in the market distract from a long-term investment plan. Such discipline may be easier said than done in the presence of negative news in the media. However, the financial choices you make today — practicing patience or locking in losses — influence your portfolio’s performance.

Getting Back On Track

Whether you look at the glass half empty or half full, every broad based market decline creates investment opportunities. The financial markets are expected to recover, although it is impossible to know when. In the meantime, make sure your portfolio is positioned to benefit from the next sources of growth.

Market recoveries often occur before the reported end of a recession. If you wait for validation of economic recovery before reinvesting in the markets, you may well miss out on market returns associated with the economic rebound.

THIS PAGE IS NOT PART OF THE ANNUAL REPORT

To The Stockholders

Recession	Bear market ended	Time elapsed between bear market and recession end dates	Returns missed*
August 1929–March 1933	June 1932	9 months	39.21%
August 1957–April 1958	December 1957	4 months	9.94%
December 1969–November 1970	June 1970	5 months	21.81%
November 1973–March 1975	September 1974	6 months	34.47%
July 1981–November 1982	July 1982	4 months	31.72%
July 1990–March 1991	October 1990	5 months	25.33%

*	S&P 500® Index total returns for the number of months between the recession and bear market end dates.

Be sure your portfolio is on track today. Talk with your financial professional about opportunities that have been created in the markets and take advantage of our solutions and strategies that can help position portfolios for the next market recovery cycle.

We hope you are as excited by these opportunities as we are. We thank you for your support and look forward to helping you reach your investment goals.

Stephen R. Lewis, Jr. Chairman of the Boards	Patrick T. Bannigan President, RiverSource Funds

You should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, call (888) 791-3380. Read the prospectus carefully before investing.

Asset allocation, diversification, and dollar cost averaging do not assure a profit or protect against loss and past performance is no guarantee of future results.

Standard & Poor’s 500 Index (S&P 500 Index) is an unmanaged list of common stocks and is frequently used as a general measure of U.S. market performance.

On November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”) completed its acquisition of J. & W. Seligman & Co. Incorporated. In addition, at a special meeting held during the fourth quarter of 2008, the stockholders of each Fund approved a new investment management services agreement between each Fund and RiverSource Investments. With the completion of the acquisition and the approval of these new agreements by the Funds’ stockholders, RiverSource Investments is the new investment manager of the Funds with effect from November 7, 2008.

RiverSource®, Seligman®, and Threadneedle® mutual funds are part of the RiverSource family of funds, and are distributed by RiverSource Fund Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. Threadneedle mutual funds are subadvised by Threadneedle International Limited. RiverSource and Threadneedle are part of Ameriprise Financial, Inc. Seligman is an offering brand of RiverSource Investments.

THIS PAGE IS NOT PART OF THE ANNUAL REPORT

Table of Contents

Interview With Your Portfolio Managers	2
Performance and Portfolio Overview	5
Portfolio of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24
Proxy Results	25
Dividend Investment Plan	26
Required Federal Income Tax Information	27
Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services and Subadvisory Agreements	28
Directors and Officers	34
Additional Fund Information	38

Interview With Your Portfolio Managers

George Noon, Stanley Kraska, Keith Pauley and Ernst-Jan de Leeuw

Q:	How did Seligman LaSalle International Real Estate Fund perform for the year ended December 31, 2008?
A:	Seligman LaSalle International Real Estate Fund seeks capital appreciation potential by investing predominantly in the equity securities of international real estate companies. The Fund’s return, based on net asset value, declined 50.2% for the year ended December 31, 2008. During the same period, the market for public real estate companies, as measured by the UBS Global Real Estate Investors Index of global real estate stocks declined 45.9%, the UBS Global Investors Real Estate Index ex U.S., which measures international real estate stocks, declined 52.0%, and the FTSE NAREIT Equity REITs Index of US real estate stocks declined 37.7% All of the global real estate indicators trailed the broad-market global indexes such as the MSCI World Index, which declined 40.3% in 2008.

Q:	What market conditions and events materially affected the Fund’s performance during this time period?
A:	This was the worst year of performance in the history of global real estate securities — and one of the worst years in the broad equity market indexes. 2008 was also a period of exceptional stock market volatility for both real estate and broad-market stocks.

Like broad equity markets, real estate securities were impacted by the worsening economic outlook caused by the credit crisis that started in the US housing market but quickly spread into almost every aspect of the world’s economies. The outlook for real estate fundamentals deteriorated. In addition, the disruption in the lending markets made investors concerned about the ability of companies of all types, including real estate, to refinance debt when due. An added stock market factor buffeting US REITs was the high level of short-selling and program trading in the relatively small public real estate sector, which we believe exerted a downward pressure on prices beyond that warranted by income and balance sheet expectations.

Total returns (in US dollars) for the year in the UBS Investors sub-indexes ranged from –29% in Japan to –39% in the US to –62% in the UK. Real estate stocks in different countries had much in common in 2008. The broad forces impacting the sector — 1) the economic downturn leading to deteriorating real estate fundamentals, 2) global risk aversion leading to high required returns, and 3) uncertainty about the future of the capital markets and thus the ability to refinance debt — were more powerful than various conditions and factors within individual countries and regions.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?
A:	Since the mandate of the Fund is international, investments in the US market are limited to 20% of fund assets. The United States portion of the portfolio is invested in a dividend-capture strategy, which focuses on the higher-yielding REITs and rotates investments in anticipation of dividend payments. This strategy is intended to enhance the dividend yield potential of the overall portfolio. In 2008 the yield objectives of this part of the portfolio were fully realized, but income oriented real estate stocks underperformed in the US. However, overall the US portion of the

Interview With Your Portfolio Managers

George Noon, Stanley Kraska, Keith Pauley and Ernst-Jan de Leeuw

portfolio outperformed the international portion and thus had a positive impact on performance.

The United Kingdom produced the worst real estate stock performance in 2008, at –62% in US dollar terms. The United Kingdom direct property market posted large valuation declines well ahead of most other world markets. Our stock selection within the United Kingdom market was positive.

Investments in Continental Europe produced better results, with the index down 47% in US dollar terms. The Fund’s performance was positively impacted by our stock selection in Continental Europe. Our overweight in Unibail-Rodamco, a high quality, well capitalized French retail focused company was particularly helpful. Avoiding a few of the worst performing Austrian companies which had material financial distress also positively impacted performance.

Returns from the Asia-Pacific region ranged from –29% in Japan to –61% in Australia. The Fund’s investment in Nippon Building, a well capitalized owner of high quality office properties in Japan was a positive contributor to the performance of the Fund. Goodman Group, an industrial-focused company in Australia, was materially impacted by the shutdown of the capital markets and had a negative impact on the performance of the Fund.

At year end, the Fund’s portfolio remained well diversified by region, country, number of securities, and property sector weighting. About 40% of the value of the portfolio was in the Asia-Pacific region, including 16% in Australia. Another 35% was invested in Europe, with 12% in the United Kingdom. US holdings amounted to 20% of the Fund’s assets. Companies engaged in the ownership of retail properties represent approximately 33% of the portfolio, while 29% of the portfolio consists of companies in the office-industrial sector. Another 30% of the assets in the portfolio were in the stocks of companies that are classified as diversified, operating in several sectors, often in multiple countries.

Members of the Fund’s subadvisers, LaSalle Investment Management (Securities), L.P. and LaSalle Investment Management Securities B.V. (collectively, “LaSalle Securities” have a perspective on public real estate going back over twenty years, and have seen many economic, stock market, and real estate cycles. The current situation in commercial real estate differs from almost any previous period of difficulty. The expected reduction in demand for real estate space driven by the economic downturn is unfortunate but not unusual in the real estate industry. Unlike many cycles, however, overbuilding of new property is not a primary driver of this downturn. Supply has been held in check, very possibly by managers of public companies with a significant equity interest in the companies. What is very different this time is that a lack of credit availability in the commercial real estate market is the driving factor in the downturn and is more the result of problems in the financial lending institutions than in the real estate borrowers. While global real estate companies are being materially affected by the credit crisis, we believe most of them continue to have sufficient financial flexibility.

We expect the pricing of real estate securities will improve when the credit markets start functioning again and long-term credit spreads normalize. LaSalle Securities employs an investment methodology

Interview With Your Portfolio Managers

George Noon, Stanley Kraska, Keith Pauley and Ernst-Jan de Leeuw

that seeks to estimate the values of the companies in our investment universe. We evaluate both the intrinsic value of a company (the value a company deserves in the public marketplace) and the net asset value of its real estate. Both measures indicate that global real estate stocks offer reasonable value today, and based on current valuation levels we believe that these stocks should provide attractive returns for investors going forward. Our portfolios are comprised predominantly of high-quality companies that we believe are well positioned to endure through this downturn, capitalize on opportunities that may arise from the current distress, and participate in the value-creating opportunities when the market upturn occurs.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice

A Team Approach

Seligman LaSalle International Real Estate Fund, Inc. is managed by George Noon, Stanley Kraska, and Keith Pauley of LaSalle Investment Management (Securities), L.P. and Ernst-Jan deLeeuw of LaSalle Investment Management Securities B.V. They and their investment teams seek to provide long-term capital appreciation and, secondly, current income, by investing in international real estate securities.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman LaSalle International Real Estate Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end.

Returns reflect changes in the market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Results

Total Returns

For the Periods Ended December 31, 2008

		Average Annual
	Six Months*	One Year	Since Inception 5/30/07
Market Price	(51.17)%	(58.47)%	(54.59	)%††
Net Asset Value:
With Sales Charge	n/a	n/a	(45.31	)†
Without Sales Charge	(41.56)	(50.17)	(43.71	)†
Benchmarksøø
FTSE NAREIT Equity REITs Index	(35.41)	(37.73)	(34.66	)**
UBS Global Real Estate Investors Index	(40.18)	(45.88)	(40.08	)***
UBS Global Real Estate Investors Index (excluding US)	(43.83)	(51.97)	(43.88	)***

Price Per Share

	12/31/08	6/30/08	12/31/07
Market Price	$5.60	$12.98	$16.15
Net Asset Value	7.61	14.74	18.29

Distributions Paid Per Shareø

Payment Date	Per Share Amount
3/24/08	$0.4375
6/23/08	0.4375
9/22/08	0.4375
12/22/08	0.4375

See footnotes on page 6.

Performance and Portfolio Overview

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statement of additional information.

*	Returns for periods of less than one year are not annualized.

  **From 5/29/2007.

***From 5/31/2007.

†	Net asset value total return at inception is from the opening of business on May 30, 2007. The since-inception returns are calculated with and without the effect of the initial 4.50% maximum sales charge.

††	Market price total return at inception is based on the initial offering price on May 25, 2007.

ø	The sources of distributions for tax reporting purposes, which may include return of capital, may be subject to changes based on tax regulations. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

øø	The FTSE NAREIT Equity REITs Index measures the performance of all publicly-traded US real estate trusts that are equity REITs, as determined by the National Association of Real Estate Investment Trusts. The UBS Global Real Estate Investors Index measures the performance of real estate securities within the S&P/Citigroup World Property Index that derive 70% or more of income from rent. The UBS Global Real Estate Investors Index (excluding US) measures the performance of real estate securities within the S&P/Citigroup World Property Index that derive 70% or more of income from rent. This benchmark may invest in real estate securities in over 21 countries, excluding the United States. The FTSE NAREIT Equity REITs Index, the UBS Global Real Estate Investors Index and the UBS Global Real Estate Investors Index (excluding US) are unmanaged benchmarks that assume investment of distributions. The performance of the indices excludes the effect of taxes, fees, sales charges and expenses. Investors cannot invest directly in an index.

Performance and Portfolio Overview

Country Allocation

December 31, 2008

	Fund	UBS Global Real Estate Investors Index
United States	19.8%	51.4%
Continental Europe	23.1	14.2
Austria	—	0.5
Belgium	0.7	1.1
Finland	1.1	0.3
France	9.9	6.2
Germany	—	0.9
Italy	0.4	0.2
Luxembourg	0.7	—
Netherlands	5.4	2.4
Norway	0.1	0.1
Sweden	3.3	1.3
Switzerland	1.5	1.1
Turkey	—	0.1
Australia	16.3	11.8
Japan	14.9	7.7
United Kingdom	11.9	7.2
Pacific	8.5	5.6
Hong Kong	8.5	3.5
New Zealand	—	0.3
Singapore	—	1.8
Canada	3.4	2.1
Other Assets Less Liabilities	2.1	—
Total	100.0%	100.0%

Largest Sectors

December 31, 2008

Performance and Portfolio Overview

Largest Portfolio Holdings†

December 31, 2008

Security	Value	Percent of Net Assets
Westfield Group	$6,563,494	9.0
Unibail-Rodamco	6,081,264	8.4
Nippon Building Fund	5,037,933	6.9
Hongkong Land Holdings	2,904,332	4.0
GPT Group	2,744,707	3.8
The Link Real Estate Investment Trust	2,648,467	3.6
Land Securities Group	2,642,696	3.6
British Land	1,992,927	2.7
Mitsui Fudosan	1,877,826	2.6
Corio	1,648,163	2.3

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Largest Portfolio Changes

July 1 to December 31, 2008

Largest Purchases	Largest Sales
Hongkong Land Holdings*	Liberty Property Trust**
Nippon Building Fund	CapitaLand**
Taubman Centers*	BRE Properties**
Macerich*	Westfield Group
Essex Property Trust*	Glimcher Realty**
Liberty International*	CBL & Associates Properties**
Federal Realty Investment Trust*	AMB Property**
BioMed Realty Trust*	Vornado Realty Trust**
Post Properties*	Hysan Development**
SL Green Realty*	Hammerson

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

†	Excludes short-term holdings.

*	Position added during the period.

**	Position eliminated during the period.

Portfolio of Investments

December 31, 2008

	Shares	Value
Common Stocks 97.9%
Australia 16.3%
Abacus Property Group (Diversified)	973,487	$146,873
Goodman Group (Industrial)	1,635,148	867,048
GPT Group (Diversified)	4,244,172	2,744,707
Macquarie CountryWide Trust (Retail)	2,783,764	411,720
Macquarie Office Trust (Office)	6,645,222	1,124,973
Westfield Group (Retail)	712,361	6,563,494
		11,858,815
Belgium 0.7%
Cofinimmo (Office)	4,168	549,487
Canada 3.4%
Canadian Real Estate Investment Trust (Diversified)	89,800	1,641,787
Morguard Real Estate Investment Trust (Retail)	42,400	394,978
RioCan Real Estate Investment Trust (Retail)	37,600	416,052
		2,452,817
Finland 1.1%
Citycon (Retail)	232,846	546,183
Technopolis (Office)	61,319	248,653
		794,836
France 9.9%
Klepierre (Retail)	47,326	1,159,954
Unibail-Rodamco (Diversified)	40,830	6,081,264
		7,241,218
Hong Kong 8.5%
Hongkong Land Holdings (Office)	1,159,244	2,904,332
The Link Real Estate Investment Trust (Retail)	1,593,265	2,648,467
Sun Hung Kai Properties (Residential)	75,000	630,629
		6,183,428
Italy 0.4%
Immobiliare Grande Distribuzione (Retail)	194,761	287,310
Japan 14.9%
Japan Logistics Fund (Industrial)	130	790,497
Japan Retail Fund (Retail)	140	606,998
Kenedix Realty Investment (Diversified)	250	691,595
Mitsubishi Estate (Office)	39,000	643,157
Mitsui Fudosan (Diversified)	113,000	1,877,826
Nippon Building Fund (Office)	459	5,037,933

See footnotes on page 11.

Portfolio of Investments

December 31, 2008

	Shares	Value
Japan (continued)
NTT Urban Development (Office)	1,100	$1,186,828
		10,834,834
Luxembourg 0.7%
ProLogis European Properties (Industrial)	109,156	489,139
Netherlands 5.4%
Corio (Retail)	35,946	1,648,163
Eurocommercial Properties (Retail)	33,526	1,127,409
Wereldhave (Office)	12,991	1,147,509
		3,923,081
Norway 0.1%
Norwegian Property (Office)	71,408	63,123
Sweden 3.3%
Castellum (Diversified)	127,116	988,327
Fabege (Diversified)	193,436	745,567
Hufvudstaden (Class A) (Office)	92,783	653,218
		2,387,112
Switzerland 1.5%
PSP Swiss Property (Office)	22,842	1,138,802
United Kingdom 11.9%
Big Yellow Group (Industrial)	129,813	449,340
British Land (Diversified)	248,618	1,992,927
Brixton (Industrial)	259,748	498,160
Derwent London (Office)	87,309	917,243
Development Securities (Office)	57,212	223,037
Hammerson (Retail)	155,414	1,203,882
Land Securities Group (Diversified)	198,273	2,642,696
Liberty International (Retail)	66,353	459,798
Unite Group (Residential)	127,345	270,277
		8,657,360
United States 19.8%
AvalonBay Communities (Residential)	11,000	666,380
BioMed Realty Trust (Office)	100,500	1,177,860
Brandywine Realty Trust (Office)	145,000	1,117,950
DCT Industrial Trust (Industrial)	135,000	683,100
Essex Property Trust (Residential)	12,268	941,569
Federal Realty Investment Trust (Retail)	16,800	1,042,944
SL Green Realty (Office)	40,600	1,051,540

See footnotes on page 11.

Portfolio of Investments

December 31, 2008

	Shares	Value
United States (continued)
Host Hotels & Resorts (Hotels)	108,100	$818,317
Kimco Realty (Retail)	57,400	1,049,272
Macerich (Retail)	13,297	241,473
Post Properties (Residential)	68,000	1,122,000
Senior Housing Properties Trust (Residential)	58,000	1,039,360
Simon Properties Group (Retail)	5,515	293,012
Sovran Self Storage (Diversified)	20,100	723,600
Taubman Centers (Retail)	56,930	1,449,438
Ventas (Diversified)	30,800	1,033,956
		14,451,771
Total Common Stocks (Cost $136,308,464)		71,313,133

Money Market Fund 0.5%
SSgA U.S. Treasury Money Market Fund (Cost $339,880)	339,880	339,880

Total Investments (Cost $136,648,344) 98.4%		71,653,013

Other Assets Less Liabilities 1.6%		1,164,941

Net Assets 100.0%		$72,817,954

Country and industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments, at value:
Common stocks (Cost $136,308,464)	$71,313,133
Money market fund (Cost $339,880)	339,880
Total Investments (Cost $136,648,344)	71,653,013
Cash denominated in foreign currencies (Cost $500,072)*	499,307
Receivable for securities sold	2,327,603
Receivable for dividends and interest	865,858
Unrealized appreciation on foreign currency contracts	110
Other	6,112
Total Assets	75,352,003

Liabilities:
Payable for securities purchased	2,393,818
Management fee payable	57,817
Unrealized depreciation on foreign currency contracts	283
Accrued expenses and other	82,131
Total Liabilities	2,534,049
Net Assets	$72,817,954

Composition of Net Assets:
Common Stock, at $0.01 par value; (100,000,000 shares authorized; 9,563,443 shares outstanding)	$95,634
Additional paid-in capital	205,701,641
Dividends in excess of net investment income	(1,288,595)
Accumulated net realized loss on investments and foreign currency transactions	(66,684,064)
Net unrealized depreciation of investments and foreign currency transactions	(65,006,662)
Net Assets	$72,817,954

Net Asset Value Per Share	$7.61

Market Price Per Share	$5.60

*	Net of overdraft of $1,130 in US denominated currency.

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2008

Investment Income:
Dividends (net of foreign taxes withheld of $857,761)	$7,108,176
Interest	12,378
Total Investment Income	7,120,554

Expenses:
Management fee	1,269,482
Custody and related services	167,916
Stockholder reports and communications	54,214
Stockholder account and registrar fees	53,014
Auditing and legal fees	50,378
Directors’ fees and expenses	12,241
Miscellaneous	26,099
Total Expenses	1,633,344
Net Investment Income	5,487,210

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions	(50,782,115)
Capital gain distributions from investments	1,074,598
Net change in unrealized depreciation of investments and foreign currency transactions	(37,099,266)
Net Loss on Investments and Foreign Currency Transactions	(86,806,783)
Decrease in Net Assets from Operations	$(81,319,573)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended 12/31/08	5/30/07* to 12/31/07
Operations:
Net investment income	$5,487,210	$3,104,083
Net realized loss on investments and foreign currency transactions	(50,782,115)	(17,389,602)
Capital gain distributions from investments	1,074,598	889,185
Net change in unrealized depreciation of investments and foreign currency transactions	(37,099,266)	(27,907,396)
Decrease in Net Asset from Operations	(81,319,573)	(41,303,730)

Distributions to Stockholders: (Note 7)
Net investment income	(2,631,601)	(3,104,083)
Distributions in excess of net investment income	—	(4,710,415)
Return of capital†	(13,359,685)	—
Decrease in Net Assets from Distributions	(15,991,286)	(7,814,498)

Capital Share Transactions:
Net proceeds from sales of shares** — 8,900,000 shares	—	212,042,500
Value of shares issued for distributions — 642,736 and 252,551 shares	6,417,603	4,551,040
Cost of shares purchased in open market — 151,904 and 84,140 shares	(2,232,365)	(1,632,012)
Increase in Net Assets from Capital Share Transactions	4,185,238	214,961,528
Increase (Decrease) in Net Assets	(93,125,621)	165,843,300

Net Assets:
Beginning of period	165,943,575	100,275
End of Period (net of dividends in excess of net investment income of $1,288,595 and $4,368,340, respectively)	$72,817,954	$165,943,575

*	Commencement of operations.

**	Offering costs of $445,000, incurred in connection with the initial offering, have been charged against the proceeds from issuance of shares.

†	A portion of the distributions paid in 2008 is treated as a return of capital due to net losses from passive foreign investment companies recognized during the year. These losses reduce taxable income but do not reduce net investment income reported above.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization — Seligman LaSalle International Real Estate Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The Fund was incorporated under the laws of the state of Maryland on March 9, 2007, and commenced operations on May 30, 2007. The Fund had no operations prior to commencement of operations other than those relating to organizational matters and on May 17, 2007, the sale and issuance to J. & W. Seligman & Co. Incorporated (“JWS”), the investment manager through November 6, 2008, of 4,200 shares of Common Stock at a cost of $100,275.

Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. The costs of issuing preferred shares and/or a borrowing program would be borne by Common Stockholders and consequently would result in a reduction of net asset value of shares of Common Stock.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation and Risk — Net asset value per share is calculated as of the close of business of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time. Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by RiverSource Investments, LLC (“RiverSource” or the “Manager”) based on quotations provided by primary market makers in such securities. Notwithstanding these valuation methods, the Fund may adjust the value of securities as described below in order to reflect the fair value of such securities.

Many securities markets and exchanges outside the US close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after the local market close but before the close of the NYSE. The Board of Directors (the “Board”) approved fair value procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationship between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any), and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

Other securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then

Notes to Financial Statements

valued as described above for securities maturing in 60 days or less. Investments in money market funds are valued at net asset value.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (as described above) to measure fair value of the Fund’s investments and other financial instruments. These inputs are summarized in three broad levels: Level 1 — quoted prices in active markets for identical investments or financial instruments; Level 2 — other significant observable inputs (including quoted prices in inactive markets or for similar investments or financial instruments); and Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining fair value) (Note 4). Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

The Fund invests a substantial portion of its assets in securities of real estate investment trusts (REITs) and other real estate companies. The market’s perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

b.	Foreign Securities — Investments in foreign securities will be traded primarily in foreign currencies, and the Fund may temporarily hold funds in foreign currencies. The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i)	market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

(ii)	purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

The Fund’s net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and losses. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Such fluctuations are included in net realized and unrealized gain or loss from investments and foreign currency transactions.

c.	Forward Currency Contracts — The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized

Notes to Financial Statements

gain or loss is included in net unrealized appreciation or depreciation of investments and foreign currency transactions. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss on investments and foreign currency transactions.

d.	Offering and Organizational Costs — JWS paid the Fund’s offering expenses (other than sales load but inclusive of reimbursement of underwriter expenses of $0.005 per share) that exceeded $0.05 per share of Common Stock. JWS also has borne all organizational costs of the Fund, in the amount of $71,260. The Fund’s share of offering costs was recorded within paid-in capital as a reduction of the proceeds from the issuance of shares of Common Stock upon the commencement of Fund operations.

e.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Distributions received from the Fund’s investments are initially recorded as dividend income as reported by the issuers. Portions of these distributions will be appropriately recharacterized as capital gains or returns of capital based on reporting from the issuers received after the end of the year. The annual financial statements will reflect any such recharacterizations.

f.	Distributions to Stockholders — Dividends and other distributions to stockholders are recorded on ex-dividend dates.

g.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest and taxes on the sale of foreign securities have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109,” requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund files income tax returns in the US Federal jurisdiction, as well as New York State and New York City jurisdictions. Based upon its review of tax positions for the Fund’s open tax years of 2007–2008 in these jurisdictions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the year ended December 31, 2008.

3.	Dividend Investment Plan and Stock Repurchase Program — The Fund, in connection with its Dividend Investment Plan (the “Plan”), issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 642,736 shares were issued to Plan participants during the year for proceeds of $6,417,603, a weighted average discount of 16.31% from the net asset value of those shares.

The Fund has a stock repurchase program that allows the Fund to make open market purchases of its Common Stock from time to time when the Fund is trading at a discount to its net asset value, in an amount approximately sufficient to offset the growth in the number of shares of Common Stock issued as a result of the reinvestment of the portion of its distributions to Stockholders that are attributable to distributions received by the Fund from its underlying portfolio investments. For the year ended December 31, 2008, 151,904 shares were purchased in the open market at an aggregate cost of $2,232,365, which represented a weighted average discount of 9.25% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

Notes to Financial Statements

The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board may deem advisable. No such additional purchases were made during the year ended December 31, 2008.

4.	Fair Value Measurements — A summary of the value of the Fund’s investments and other financial instruments as of December 31, 2008, based on the level of inputs used in accordance with SFAS 157 (Note 2a), is as follows:

Valuation Inputs	Investments	Other Financial Instruments*
Level 1 — Quoted Prices in Active Markets for Identical Investments	$17,244,468	$—
Level 2 — Other Significant Observable Inputs	54,408,545	(173)
Level 3 — Significant Unobservable Inputs	—	—
Total	$71,653,013	$(173)

*	Represents foreign currency contracts, which are not reflected in the Portfolio of Investments and which are valued at the net unrealized appreciation (depreciation) on each contract (Note 8).

5.	Management Services and Other Related-Party Transactions —

a.	Management and Administrative Services — On November 7, 2008, RiverSource, investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), announced the closing of its acquisition (the “Acquisition”) of JWS. With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held in October 2008) a new Investment Management Services Agreement between RiverSource and the Fund, RiverSource is the new investment manager of the Fund effective November 7, 2008. At the October 2008 Special Meeting, stockholders also approved a new subadvisory agreement between RiverSource and LaSalle Investment Management (Securities), L.P., and a new delegation agreement between LaSalle Investment Management (Securities), L.P. and LaSalle Investment Management Securities B.V. (together, the “Subadvisers”).

The Manager receives a fee (and, prior to November 7, 2008, JWS received a fee), calculated daily and payable monthly, equal to 0.98% per annum of the Fund’s average daily net assets. In 2008, RiverSource received $102,606 of such fee and the balance was paid to JWS. The Subadvisers of the Fund and are responsible for furnishing investment advice, research, and assistance with respect to the Fund’s investments. Under the subadvisory agreement, the Manager pays (and JWS previously paid) the Subadvisers 0.49% per annum of the Fund’s average daily net assets.

Under an Administrative Services Agreement, effective November 7, 2008, Ameriprise administers certain aspects of the Fund’s business and other affairs at no cost. Ameriprise provides the Fund with office space, and certain administrative and other services and executive and other personnel as are necessary for Fund operations. Ameriprise pays all of the compensation of Board members of the Fund who are employees or consultants of RiverSource and of the officers and other personnel of the Fund. Ameriprise reserves the right to seek Board approval to increase the fees payable by the Fund under the Administrative Services Agreement. However, Ameriprise anticipates that any such increase in fees would be offset by corresponding decreases in advisory fees under the Investment Management Services Agreement. If an increase in fees under the Administrative Services Agreement would not be offset by corresponding decreases in advisory fees, the Fund will inform shareholders prior to the effectiveness of such increase. Prior to November 7, 2008, administrative services were provided to the Fund by JWS as part of its former management agreement with the Fund.

Notes to Financial Statements

b.	Directors’ Fees and Expenses — Directors’ fees and expenses includes the compensation of Board members who are not employees of RiverSource and the Fund’s proportionate share of certain expenses of a company providing limited administrative services to the Fund and the other Seligman and RiverSource Funds. These expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the period from November 7, 2008 through December 31, 2008, the Fund paid $3 to this company for such services.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman and RiverSource Groups of Investment Companies. The cost of such fees and earning/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2008, of $1,536 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

Certain officers and directors of the Fund are officers or directors of the Manager or Ameriprise.

6.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2008, amounted to $309,770,094 and $314,550,039, respectively.

7.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2008, the tax basis cost of investments for federal income tax purposes was $143,719,274. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $5,783,587 and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies held at December 31, 2008 in the amount of $1,287,343.

The tax basis components of accumulated earnings/losses at December 31, 2008 are as follows:

Gross unrealized appreciation of portfolio securities*	$1,140,943
Gross unrealized depreciation of portfolio securities*	(73,218,252)
Net unrealized depreciation of portfolio securities*	(72,077,309)
Capital loss carryforward	(47,126,092)
Timing differences (post-October loss)	(13,774,385)
Total accumulated losses	$(132,977,786)

*	Includes the effect of foreign currency translations.

At December 31, 2008, the Fund had net capital loss carryforwards for federal income tax purposes of $47,126,092, of which $6,138,672 expires in 2015 and $40,987,420 expires in 2016 and are available for offset against future taxable net capital gains. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no

Notes to Financial Statements

capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

In addition, from November 1, 2008 through December 31, 2008, the Fund incurred $13,774,385 of net realized capital loss. As permitted by tax regulations, the Fund intends to elect to defer this loss and treat it as arising in the year ending December 31, 2009. This loss will be available to offset future taxable net gains.

The difference between the reporting of distributions for financial reporting purposes compared to federal income tax purposes is primarily due to the recognition of unrealized gains on passive foreign investment companies as ordinary income for tax purposes offset, in part, by the recharacterization of distributions reported to the Fund by the underlying REITs investments after the end of the year.

For the year ended December 31, 2008 and the period ended December 31, 2007, the tax characterization of distributions paid to stockholders were as follows:

	2008	2007
Ordinary income	$2,631,601	$7,814,498
Return of capital	13,359,685	—
	$15,991,286	$7,814,498

8.	Outstanding Foreign Exchange Currency Contracts — At December 31, 2008, the Fund had outstanding foreign currency contracts to purchase or sell foreign currencies as follows:

Contract	Foreign Currency	In Exchange for US$	Settlement Date	Value US$	Unrealized Appreciation (Depreciation)
Bought:
Euros	125,691	175,000	1/6/09	174,717	$(283)
Sold:
Singapore dollars	77,196	53,691	1/2/09	53,581	110
Total					$(173)

9.	Other Matters — In late 2003, JWS conducted an extensive internal review concerning mutual fund trading practices. JWS’s review, which covered the period 2001–2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by JWS (the “Seligman Funds”); this arrangement was in the process of being closed down by JWS before September 2003. JWS identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, JWS, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. JWS also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against JWS and the Distributor relating to frequent trading in the Seligman Funds. JWS responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that JWS had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Notes to Financial Statements

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against JWS, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by JWS is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by JWS to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by JWS and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of JWS, RiverSource and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex.

Neither JWS nor RiverSource believes that the foregoing legal action or other possible actions will have a material adverse impact on JWS, RiverSource or their current and former clients, including the Seligman Funds and other investment companies managed by RiverSource; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

10.	Recent Accounting Pronouncement — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133,” which requires enhanced disclosures about a fund’s derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoptions of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial Highlights

The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, based on average shares outstanding during the period.

Total investment return measures the Fund’s performance assuming that investors purchased Fund shares at market price or net asset value as of the beginning of the period, reinvested all their distributions, and then sold their shares at the closing market price or net asset value on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares. Total investment returns are not annualized for periods of less than one year.

	Year Ended December 31, 2008	May 30, 2007* to December 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$18.29	$23.88	**
Income (Loss) from Investment Operations:
Net investment income	0.60	0.35
Net realized and unrealized loss on investments and foreign currency transactions	(9.42)	(4.95)
Total from Investment Operations	(8.82)	(4.60)
Offering Costs	—	(0.05)
Less Distributions:
Distributions from net investment income	(0.29)	(0.35)
Distributions in excess of net investment income	—	(0.53)
Return of capital	(1.46)	—
Total Distributions	(1.75)	(0.88)
Issuance of Common Stock in Distributions	(0.11)	(0.06)
Net Asset Value, End of Period	$7.61	$18.29
Market Value, End of Period	$5.60	$16.15
Total Investment Return:
Based on market price	(58.47)%	(32.20	)%ø
Based on net asset value	(50.17)	(19.61)
	(continued on page 23.)

See footnotes on page 23.

Financial Highlights

	Year Ended December 31, 2008	May 30, 2007* to December 31, 2007
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$72,818	$165,944
Ratio of expenses to average net assets	1.26%	1.18	%†
Ratio of net investment income to average net assets	4.24%	2.82	%†
Portfolio turnover rate	240.96%	133.75%

*	Commencement of operations.

**	Net asset value, beginning of period, of $23.875 reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.

ø	Based upon initial offering price of $25.00 per share.

†	Annualized.

See Notes to Financial Statements.

Report of Independent Registered

Public Accounting Firm

The Board of Directors and Stockholders of
Seligman LaSalle International Real Estate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman LaSalle International Real Estate Fund, Inc. (the “Fund”) as of December 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from May 30, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman LaSalle International Real Estate Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from May 30, 2007 (commencement of operations) to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2009

Proxy Results

A Special Meeting of Stockholders of Seligman LaSalle International Real Estate Fund, Inc. was held on October 28, 2008. Shareholders voted in favor of three proposals. The description of each proposal and number of shares voted are as follows:

Proposal 1

To consider and vote upon the proposed Investment Management Services Agreement with RiverSource Investments, LLC:

For	Against	Abstain
4,272,862	185,553	243,919

Proposal 2

To consider and vote upon the proposed Subadvisory Agreement between LaSalle Investment Management (Securities), L.P. (“LaSalle U.S.”) and RiverSource:

For	Against	Abstain
4,270,034	182,402	249,898

Proposal 3

To consider and vote upon the proposed Delegation Agreement between LaSalle U.S. and LaSalle Investment Management Securities B.V.:

For	Against	Abstain
4,263,705	185,740	252,889

The Special Meeting of Stockholders was reconvened on November 13, 2008, at which Stockholders voted in favor of the following proposal:

Proposal 4

To elect ten directors to the Board:
To hold office until the 2009 Annual Meeting of Stockholders:

	For	Withheld
Kathleen Blatz	4,724,137	343,145
Alison Taunton-Rigby	4,715,815	351,467
Pamela G. Carlton	4,723,408	343,874
William F. Truscott	4,724,390	342,892

To hold office until the 2010 Annual Meeting of Stockholders:

Arne H. Carlson	4,721,753	345,529
Anne P. Jones	4,717,583	349,699

To hold office until the 2011 Annual Meeting of Stockholders:

Patricia M. Flynn	4,726,085	341,197
Jeffrey Laikind	4,721,374	345,908
Stephen R. Lewis, Jr.	4,725,240	342,042
Catherine James Paglia	4,724,119	343,163

Dividend Investment Plan

Pursuant to the Fund’s Dividend Investment Plan (the “Plan”), unless a Common Stockholder elects otherwise, all cash dividends, distributions of capital gains, and other distributions are automatically reinvested in additional shares of Common Stock of the Fund. Common Stockholders who elect not to participate in the Plan (including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the Common Stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company, as dividend disbursing agent. Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to American Stock Transfer & Trust Company, at the address set forth below. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by American Stock Transfer & Trust Company prior to the record date for the next distribution. If such notice is received after such record date, such termination or resumption will be effective with respect to any subsequently declared distribution.

Under the Plan, Common Stockholders receive shares in lieu of cash distributions unless they have elected otherwise as indicated in the preceding paragraph. For all distributions, such shares will be issued in lieu of cash by the Fund from previously authorized but unissued shares of Common Stock. If the market price of a share on the ex-dividend date of such a distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such Common Stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. Market price on any day means the closing price for the Common Stock at the close of regular trading on the New York Stock Exchange on such day or, if such day is not a day on which the Common Stock trades, the closing price for the Common Stock at the close of regular trading on the immediately preceding day on which trading occurs.

Common Stockholders who hold their shares in the name of a broker or other nominee should contact such broker or other nominee to discuss the extent to which such nominee will permit their participation in the Plan. The Fund will administer the Plan on the basis of the number of shares certified from time to time by nominees as representing the total amount of shares held through such nominees by beneficial Common Stockholders who are participating in such Plan and by delivering shares on behalf of such beneficial Common Stockholders to the nominees’ accounts at The Depository Trust Company.

American Stock Transfer & Trust Company will maintain all Common Stockholders’ accounts in the Plan not held by The Depository Trust Company and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant will be held in non-certificated form in the name of the participant, and each Common Stockholder’s proxy will include those shares purchased or received pursuant to the Plan.

(continued on page 27.)

Dividend Investment Plan

The Fund currently intends to make open market purchases of its Common Stock from time to time, when the Fund is trading at a discount to net asset value, in an amount approximately sufficient to offset the growth in the number of its shares of Common Stock attributable to the reinvestment of the portion of its distributions to Common Stockholders that are attributable to distributions received from portfolio investments less Fund expenses. For the year ended December 31, 2008, the Fund purchased 151,904 shares in the open market for such purposes.

The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. There are no service or brokerage charges to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. The Fund also reserves the right to amend the Plan to provide for payment of brokerage fees by Plan participants in the event the Plan is changed to provide for open market purchases of Common Stock on behalf of Plan participants. All correspondence concerning the Plan should be directed to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038.

Required Federal Income Tax Information (unaudited)

For the year ended December 31, 2008, the Fund designated 1.12% of its distributions as qualified dividend income to individual stockholders. In order for an individual to claim dividends received as qualified dividend income, individual stockholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date.

Matters Relating to the Directors’

Consideration of the Approval of the

Investment Management Services and

Subadvisory Agreements

Background

On July 7, 2008, RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), entered into a stock purchase agreement with the stockholders of J. & W. Seligman & Co. Incorporated (“Seligman”) under which RiverSource would acquire all of the outstanding capital stock of Seligman (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the Fund’s management agreement with Seligman (the “Seligman Management Agreement”), the subadvisory agreement regarding the Fund between Seligman and LaSalle Investment Management (Securities), L.P. (“LaSalle U.S.”) and LaSalle U.S.’s delegation agreement regarding the Fund with LaSalle Investment Management Securities B.V. (“LaSalle B.V.”, and together with LaSalle U.S., the “Subadvisers”). In anticipation of the termination of those agreements, at a meeting held on July 29, 2008, the directors of the Fund then serving unanimously approved an investment management agreement with RiverSource (the “Proposed Advisory Agreement”), a subadvisory agreement between RiverSource and LaSalle U.S. (the “Proposed Subadvisory Agreement”) and a delegation agreement between LaSalle U.S. and LaSalle B.V. (the “Proposed Delegation Agreement”). At the special meeting of stockholders of the Funds held on October 28, 2008, the stockholders approved the Proposed Advisory Agreement, the Proposed Subadvisory Agreement and the Proposed Delegation Agreement. The Transaction closed on November 7, 2008, and upon the closing, RiverSource became the investment adviser to the Fund.

Board Considerations

Prior to their approval of the proposed agreements, the directors requested and evaluated extensive materials from, and were provided materials and information about the Transaction and matters related to the proposed approvals by, Seligman, RiverSource and Ameriprise.

The directors reviewed the approval of the Proposed Advisory Agreement with RiverSource, and the approval of the Proposed Subadvisory and Delegation Agreements with RiverSource and the Subadvisers, and in each case with experienced counsel who advised on the legal standards for their consideration. The independent directors discussed the proposed approvals with counsel in private sessions.

At their meetings on June 12, 2008, July 17, 2008 and July 29, 2008, the directors discussed the Transaction with Seligman, and the Transaction and RiverSource’s plans and intentions regarding the Fund with representatives of Ameriprise and RiverSource.

The directors considered all factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors may have attributed different weights to the various factors. The directors determined that the selection of RiverSource to advise the Fund, and the overall arrangements between the Fund and RiverSource as provided in the Proposed Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Fund and Ameriprise, were fair and reasonable in light of the services to be performed, expenses incurred

Matters Relating to the Directors’

Consideration of the Approval of the

Investment Management Services and

Subadvisory Agreements

and such other matters as the directors considered relevant. The directors also determined that the selection of LaSalle U.S. and LaSalle B.V. to subadvise the Fund as provided in the Proposed Subadvisory and Delegation Agreements were also fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included, in addition, the factors discussed in further detail below:

(i)	the reputation, financial strength and resources of RiverSource, and its parent, Ameriprise, and the Subadvisers and their ultimate parent company, Jones Lang LaSalle Incorporated;

(ii)	the capabilities of RiverSource with respect to compliance and its regulatory histories;

(iii)	an assessment of RiverSource’s compliance system by the Fund’s Chief Compliance Officer;

(iv)	that the portfolio management team for the Fund would not change as a result of the Transaction, and that RiverSource and Ameriprise assured the directors that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund or its stockholders;

(v)	that within the past year the directors had performed a full annual review of the Seligman Management Agreement, as required by the Investment Company Act of 1940 (“1940 Act”), for the Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for the Fund was satisfactory;

(vi)	the potential benefits of the combination of RiverSource and Seligman to the Fund, including: greater resources to attract and retain high quality investment personnel; greater depth and breadth of investment management capabilities; a continued high level of service to the Fund; and the potential for realization of economies of scale over time since the Fund will be part of a much larger fund complex;

(vii)	the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the Proposed Advisory, Subadvisory and Delegation Agreements, but will remain the same;

(viii)	that RiverSource, and not the Fund, would bear the costs of obtaining all approvals of the Proposed Advisory, Subadvisory and Delegation Agreements;

(ix)	the qualifications of the personnel of RiverSource, Ameriprise and the Subadvisers that would provide advisory and administrative services to the Fund;

(x)	the terms and conditions of the Proposed Advisory Agreement, including the directors’ review of differences from the Seligman Management Agreement;

(xi)	the terms and conditions of the Proposed Subadvisory and Delegation Agreements, including that they were the same as the Seligman Subadvisory and Delegation Agreements in all material respects;

(xii)	that RiverSource and Ameriprise have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) on the Fund;

Matters Relating to the Directors’

Consideration of the Approval of the

Investment Management Services and

Subadvisory Agreements

(xiii)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families; and

(xiv)	their knowledge of the nature and quality of services provided by LaSalle U.S. and LaSalle B.V. gained from their experience as directors of the Fund and of other funds in the Seligman Group of Funds for which the Subadvisers provide services and their overall confidence in their integrity and competence gained from that experience.

Nature, Extent and Quality of Services Provided

In considering the nature, extent and quality of the services to be provided under the Proposed Advisory, Subadvisory and Delegation Agreements, the directors of the Fund considered, among other things, the expected impact of the Transaction on the operations of the Fund, the information provided by each of RiverSource and the Subadvisers with respect to the nature, extent and quality of services to be provided by it, RiverSource’s and the Subadvisers’ compliance programs and compliance records, and presentations provided on the quality of RiverSource’s and the Subadvisers’ investment research capabilities and the other resources they and Ameriprise have indicated that they would dedicate to performing services for the Fund.

The directors noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Subadvisers, and considered that the team for the Fund was not expected to change following the Transaction. The directors considered a report by the Fund’s Chief Compliance Officer assessing RiverSource’s compliance system, which was followed by a meeting in private session with the Chief Compliance Officer. They also discussed RiverSource’s compliance system with the Chief Compliance Officer for the RiverSource funds. The directors also considered RiverSource’s and the Subadvisers’ presentations on the selection of brokers and dealers for portfolio transactions and noted that they receive regular reports concerning such selection by the Subadvisers. As administrative services (currently provided under the Seligman Management Agreement) would be provided to the Fund by Ameriprise at no additional cost rather than pursuant to the Proposed Advisory Agreement, the directors considered Ameriprise’s capability to provide such administrative services as well as Ameriprise’s and RiverSource’s role in coordinating the activities of the Fund’s other service providers (including the Subadvisers). The directors noted that Ameriprise intended to continue Seligman’s practice of sub-contracting administrative services provided by Seligman for the Fund to State Street Bank and Trust Company for the foreseeable future. The directors concluded that, overall, they were satisfied with assurances from RiverSource, the Subadvisers and Ameriprise as to the expected nature, extent and quality of the services to be provided to the Fund under the Proposed Advisory Agreement, the Proposed Subadvisory Agreement and Proposed Delegation Agreement and new administrative services agreement.

Costs of Services Provided and Profitability

In considering the costs of services to be provided by RiverSource under the Proposed Advisory Agreement, the directors considered, among other things, the projected pre-tax profitability of RiverSource’s proposed relationship with the Fund and discussed the assumptions of RiverSource and

Matters Relating to the Directors’

Consideration of the Approval of the

Investment Management Services and

Subadvisory Agreements

the limitations of the information provided. The directors also considered the pre-tax historical profitability information provided by the Subadvisers. The directors noted that RiverSource and the Subadvisers had undertaken to provide detailed profitability information in connection with future contract continuances. The directors considered RiverSource’s and the Subadvisers’ financial condition based on historical information provided by RiverSource and the Subadvisers.

The directors noted that the proposed fees under the Proposed Advisory, Subadvisory and Delegation Agreements were the same as provided under the Seligman Management, Subadvisory and Delegation Agreements. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing the projected profitability information, the directors considered the effect of fall-out benefits on RiverSource’s and the Subadvisers’ expenses. The directors concluded that they were satisfied that RiverSource’s (and similarly, the Subadvisers’) level of projected profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that RiverSource and the Subadvisers would benefit from soft dollar arrangements using portfolio brokerage of the Fund. The directors noted RiverSource’s representation that none of its affiliated broker-dealers was expected to provide brokerage services to the Fund. They reviewed information about RiverSource’s and the Subadvisers’ practices with respect to allocating portfolio brokerage for brokerage and research services. The directors recognized that RiverSource’s and the Subadvisers’ profitability would be somewhat lower without these benefits. The directors noted that RiverSource and the Subadvisers may derive reputational and other benefits from its association with the Fund.

Investment Results

The directors receive and review detailed performance information on the Fund and the trading price of its common stock compared to net asset value at each regular Board meeting during the year in addition to the information received for the meeting regarding the approval of the Proposed Advisory, Subadvisory and Delegation Agreements. The directors noted that the Fund’s current portfolio management team would continue to advise the Fund after the Transaction. The directors noted that, at the time, RiverSource did not have experience managing closed-end funds such as the Fund, and discussed with RiverSource its sensitivity to the fact that the market return of common stockholders of the Fund is affected by the relationship of the Fund’s trading price to the net asset value of the Fund’s common stock, as well as investment performance.

At the meetings, the directors reviewed performance information for the Fund for the first six months of 2008 and the preceding calendar year for the period from inception in May 2007. The directors reviewed information showing performance of the Fund compared to the UBS Global Real Estate Investors Index ex US, the UBS Global Real Estate Investors Index, and the FTSE NAREIT Equity REITs Index, as well as performance relative to the other funds in the Lipper Real Estate Fund Average and to a group of competitor funds selected by Seligman. The directors also reviewed

Matters Relating to the Directors’

Consideration of the Approval of the

Investment Management Services and

Subadvisory Agreements

information about portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives.

The directors noted that the Fund had commenced operations in May 2007 and had only relatively short-term performance information. They noted that the Fund’s results were better than that of the competitor average in the most recent period, but that they lagged the Fund’s other benchmarks for the periods presented. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results were satisfactory. The directors recognized that it is not possible to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Management Fee and Other Expenses

The directors considered the proposed advisory fee rate to be paid by the Fund to RiverSource, which is the same as the management fee rate currently paid by the Fund. The directors also considered the proposed subadvisory fee rate and the fee arrangements under the Proposed Subadvisory and Delegation Agreements, respectively, which are also the same as those currently in effect with respect to the Fund.

In addition to the materials provided by Seligman, RiverSource provided information regarding the fees for each of the RiverSource funds and managed accounts. Although RiverSource does not manage a comparable fund to the Fund, the directors noted that it manages an open-end real estate fund and the fee rate charged by RiverSource for that fund is slightly lower than the current fee rate paid by the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also reviewed data provided by LaSalle U.S. comparing the subadvisory fee rate in the Proposed Subadvisory Agreement with the rates it earns from advising other accounts. The directors noted that the subadvisory fee rate paid under the Proposed Subadvisory Agreement is generally within the range of those paid by the Subadvisers’ other clients of comparable size. The directors noted that the Seligman and Proposed Delegation Agreements provide that the Subadvisers would mutually agree on an appropriate compensation structure, and further noted that the Fund was not responsible for payments thereunder.

The directors compared the Fund’s management fee rate to the rate paid by the other funds in its Lipper category (the “peer group”). The information showed that the Fund’s current effective management fee rate was lower than the average and the median for the peer group. They noted that the Fund’s fee rate was within the range of rates of this peer group. In considering the fee rate, the directors noted that the Fund’s current management fee rate covers administrative services provided by Seligman whereas the Proposed Advisory Agreement does not include such services, but that Ameriprise will provide such services to the Fund initially without a fee. The directors further considered that the administrative fee could be increased without stockholder approval, although RiverSource noted that, at this time, it did not have an intention to seek such an increase, and that any such increase would require board approval and that it was expected that any proposed increase

Matters Relating to the Directors’

Consideration of the Approval of the

Investment Management Services and

Subadvisory Agreements

would be offset by a decrease in the fees under the Proposed Advisory Agreement. The directors also noted RiverSource’s and Ameriprise’s covenants in the Stock Purchase Agreement regarding compliance with Section 15(f) of the 1940 Act.

The directors considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group and noted that overall the Fund’s expenses were not expected to be adversely affected as a result of the Transaction. They noted that the Fund’s expense ratio was lower than the median and the average for its peer group. The directors concluded that the expense ratio was acceptable in light of the factors considered.

Economies of Scale

The directors noted that, although the management fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels, the Fund is a closed-end fund and was not expected to have meaningful asset growth as a result. In such circumstances, the directors of the Fund did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The directors recognized, however, that the Fund may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations.

Directors and Officers

Stockholders elect a Board of Directors that oversees the Fund’s operations. In connection with the acquisition of the Fund’s prior investment manager, J. & W. Seligman & Co. Incorporated, by RiverSource Investments, LLC, stockholders of the Fund voted at a Special Meeting of Stockholders held on November 13, 2008 to elect 10 members to the Fund’s Board. Messrs. Maher and Richie served on the Fund’s Board prior to the acquisition and will continue to do so.

Each member of the Board oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman Funds and 104 RiverSource Funds. The address of each Director is 901 S. Marquette Ave., Minneapolis, MN 55402.

Independent Directors

Name, (Age), Position(s) held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Kathleen Blatz (54)[1,2,6,7] • Director: From November 7, 2008	Attorney. Formerly, Chief Justice, Minnesota Supreme Court, 1998–2006.
Arne H. Carlson (74)[1,2,3,5,6] • Director: From November 7, 2008	Formerly, Chairman, RiverSource Funds, 1999–2006; Governor of Minnesota.
Pamela G. Carlton (54)[4,6,7] • Director: From November 7, 2008	President, Springboard — Partners in Cross Cultural Leadership (consulting company).
Patricia M. Flynn (58)[1,3,6] • Director: From November 7, 2008	Trustee Professor of Economics and Management, Bentley College. Formerly, Dean, McCallum Graduate School of Business, Bentley College.
Anne P. Jones (73)[1,2,6,7] • Director: From November 7, 2008	Attorney and Consultant.
Jeffrey Laikind, CFA (73)[4,6,7] • Director: From November 7, 2008	Director, American Progressive Insurance. Formerly, Managing Director, Shikiar Asset Management.
Stephen R. Lewis, Jr. (69)[1,2,3,4,6] • Director and Chairman of the Board: From November 7, 2008	President Emeritus and Professor of Economics, Carleton College; Director, Valmont Industries, Inc. (manufactures irrigation systems).
John F. Maher (64)[4,6,7] • Director: May 2007 to Date
Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank).

See footnotes on page 35.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Catherine James Paglia (56)[2,3,4,5,6] • Director: From November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company).
Leroy C. Richie (66)[3,4,6] • Director: May 2007 to Date
Counsel, Lewis & Munday, P.C. (law firm); Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation; Director, OGE Energy Corp. (energy and energy services provider). Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.

Alison Taunton-Rigby (64)[3,4,5,6] • Director: From November 7, 2008
Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); Director, Idera Pharmaceutical, Inc. (biotechnology); Healthways, Inc. (health management programs). Formerly, President, Forester Biotech.

Interested Director*

William F. Truscott (48)*[6] • Director and Vice President: From November 7, 2008
President — US Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. and President, Chairman of the Board, and Chief Investment Officer, RiverSource Investments, LLC; Director, President and Chief Executive Officer, Ameriprise Certificate Company; and Chairman of the Board, Chief Executive Officer, and President, RiverSource Distributors, Inc. Formerly, Senior Vice President — Chief Investment Officer, Ameriprise Financial, Inc.; and Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC, 2001–2005.

*	Mr. Truscott is considered an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of his position with Ameriprise Financial, Inc. and its affiliates.

Member:	1 Board Governance Committee 2 Compliance Committee 3 Contracts Committee 4 Distribution Committee	5 Executive Committee 6 Investment Review Committee 7 Joint Audit Committee

Directors and Officers

Fund Officers

The Board appoints officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Director and Vice President of the Fund, the Fund’s other officers are:

Name, (Age), Position(s) held with Fund, Address	Principal Occupation(s) During Past Five Years
Patrick T. Bannigan (43) • President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474
Director and Senior Vice President — Asset Management, Products and Marketing, RiverSource Investments, LLC; Director and Vice President — Asset Management, Products and Marketing, RiverSource Distributors, Inc. Formerly, Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004–2006; President, Touchstone Investments, 2002–2004.

Michelle M. Keeley (44) • Vice President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474
Executive Vice President — Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC; Vice President — Investments, Ameriprise Certificate Company. Formerly, Senior Vice President — Fixed Income, Ameriprise Financial, Inc., 2002–2006 and RiverSource Investments, LLC, 2004–2006.

Amy K. Johnson (43) • Vice President: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 55474
Vice President — Asset Management and Trust Company Services, RiverSource Investments, LLC. Formerly, Vice President — Operations and Compliance, RiverSource Investments, LLC, 2004–2006; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001–2004.

Scott R. Plummer (49) • Vice President, General Counsel and Secretary: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 55474
Vice President and Chief Counsel — Asset Management, Ameriprise Financial, Inc.; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC; Vice President, General Counsel, and Secretary, Ameriprise Certificate Company. Formerly, Vice President — Asset Management Compliance, Ameriprise Financial, Inc., 2004–2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002–2004.

Lawrence P. Vogel (52) • Treasurer: 2000 to Date • 100 Park Avenue New York, NY 10017
Treasurer of each of the investment companies of the Seligman Group of Funds since 2000; and Treasurer, Seligman Data Corp. since 2000. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 1992–2008.

Directors and Officers

Fund Officers (continued)

Name, (Age), Position(s) held with Fund, Address	Principal Occupation(s) During Past Five Years
Eleanor T.M. Hoagland (56)
•  Chief Compliance Officer: 2004 to Date
•  Money Laundering Prevention
    Officer and Identity
    Theft Prevention Officer:
    From November 7, 2008
•  100 Park Avenue
    New York, NY 10017

Chief Compliance Officer, RiverSource Investments, LLC (J. & W. Seligman & Co. Incorporated prior to November 7, 2008), of each of the investment companies of the Seligman Group of Funds since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer, RiverSource Investments, LLC for each of the investment companies of the Seligman Group of Funds since November 7, 2008. Formerly, Managing Director, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 2004–2008.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Annual Certifications

As required, the Fund has submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund includes the certifications of the Corporation’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Corporation’s Forms N-CSR and N-Q filed with the SEC.

Transfer Agent and Registrar

Prior to the initial public offering of the Fund, the Fund’s Board of Directors approved, on a temporary basis, American Stock Transfer & Trust Company (“AST”) as transfer agent and registrar for the Fund. On July 19, 2007, after due consideration by the Fund’s Board of the services provided by AST and the costs associated with such services, the Board approved the continued use of AST as transfer agent and registrar for the Fund.

In addition to acting as transfer agent and registrar for the Fund, AST will also act as dividend disbursing agent, dividend paying agent, and stockholder servicing agent. Seligman Data Corp., which was named in the Fund’s prospectus as stockholder servicing agent and dividend paying agent, will not be providing any such services to the Fund.

This report is intended for the information of stockholders who have received the offering prospectus covering shares of Seligman LaSalle International Real Estate Fund, Inc., which contains information about investment objectives, risks, management fees and other costs. The prospectus should be read carefully before investing.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectus or statement of additional information.

Additional Fund Information

Manager
From November 7, 2008
RiverSource Investments, LLC
200 Ameriprise Financial Center
Minneapolis, MN 55474

Until November 6, 2008
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017
Subadvisers LaSalle Investment Management (Securities), L.P. 100 East Pratt Street Baltimore, MD 21202 LaSalle Investment Management Securities B.V. Herengracht 471 1017 BS Amsterdam, The Netherlands
Stockholder Service Agent
American Stock Transfer
& Trust Company

Mail Inquiries to:
59 Maiden Lane
New York, NY 10038
Attn.: Herbert J. Lemmer

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Important Telephone Numbers
(718) 921-8124 Stockholder Services
(800) 937-5449 24-Hour Automated
                              Telephone Access Service

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ITEM 2.

CODE OF ETHICS.

As of December 31, 2008, the registrant had adopted a code of ethics that applies to its principal executive and senior financial officers.  The registrant adopted a revised code of ethics on November 13, 2008, which is attached as an exhibit to this Form N-CSR.  The new code of ethics is substantially the same as the prior code of ethics.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the year ended December 31, 2008 and the period May 30, 2007 (inception) to December 31, 2007 for professional services rendered by the registrant’s principal accountant was as follows:

	2008	2007
Audit Fees	$31,820	$30,053
Audit-Related Fees	–	–
Tax Fees	2,750	–
All Other Fees	–	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2008	2007
Audit-Related Fees	–	–
Tax Fees	$4,250	–
All Other Fees	–	–

Tax fees include amounts paid by the registrant’s investment adviser for the preparation of the registrant’s 2007 tax return.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence.  The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(e)(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant was $7,000.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee.  Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.

AUDIT COMMITTEE OF LISTED REGISTRANTS.

Kathleen Blatz

Jeffrey Laikind

Pamela G. Carlton

John F. Maher

Anne P. Jones

ITEM 6.

SCHEDULE OF INVESTMENTS.

(a) Schedule I — Investments in securities of unaffiliated issuers. Included in Item 1 above.

(b) Not applicable.

ITEM 7.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General Guidelines, Policies and Procedures

The funds uphold a long tradition of supporting sound and principled corporate governance. The Board, which consists of a majority of independent Board members, determines policies and votes proxies. The funds’ investment manager, RiverSource Investments, and the funds’ administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

General Guidelines

Corporate Governance Matters — The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

•

The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•

The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with management’s recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

•

Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

Shareholder Rights Plans — The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company’s board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

Auditors — The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Stock Option Plans and Other Management Compensation Issues — The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively. The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues — The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors.

Policies and Procedures

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund’s shareholders and those of the funds’ principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund’s subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a fund votes against management’s recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries) — Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan — The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds’ administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds’ ownership position is more significant, the Board has established a guideline to direct the funds’ administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

Investment in Affiliated Funds — Certain funds may invest in shares of other Seligman funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

A note with respect to underlying funds: The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant is subadvised by LaSalle Investment Management (Securities), L.P. (referred to throughout as LaSalle Securities U.S.) and LaSalle Investment Management Securities B.V. (referred to throughout as LaSalle Securities B.V.). The LaSalle Securities U.S. team is headed by Messrs. Stanley J. Kraska, George J. Noon and Keith R. Pauley. Mr. Ernst Jan de Leeuw of LaSalle Securities B.V. is also a portfolio manager of the registrant. For purposes of this discussion and the discussion of “Compensation/Material Conflicts of Interest”, below, each is referred to as an “Investment Team Member”, or collectively, the “Investment Team”.

Unless noted otherwise, all information is provided as of December 31, 2008.

Ernst-Jan de Leeuw (38) • Portfolio Manager: May 2007 to Date

Mr. de Leeuw is a Managing Director of LaSalle Securities B.V. and is responsible for managing separate account portfolios of public European property companies. Prior to joining LaSalle Securities

B.V. in 2000, Mr. de Leeuw worked for five years as a portfolio manager at Robeco Group, where he was responsible for real estate securities portfolios, as well as for a number of discretionary equity portfolios for Robeco Institutional Asset Management clients. Mr. de Leeuw is a certified EFFAS Financial Analyst (European Federation of Financial Analysts Societies). He studied at the University of Berlin and graduated with a Doctorandus in Business Economics and Econometrics at the University of Groningen. Mr. de Leeuw is registered with the Dutch Securities Institute.

Stanley J. Kraska, Jr. (48) • Portfolio Manager: May 2007 to Date

Mr. Kraska is a Managing Director of LaSalle Securities U.S. since 1997. Mr. Kraska has over twenty years of real estate experience. His responsibilities include portfolio management and overseeing special situation investment efforts. He is a member of NAREIT and Urban Land Institute. He received his B.A. in Engineering Sciences from Dartmouth College and his M.B.A. from the Harvard Business School. He joined LaSalle Securities U.S. in 1986.

George J. Noon (47) • Portfolio Manager: May 2007 to Date

Mr. Noon is a Managing Director of LaSalle Securities U.S. since 2003.Mr. Noon has over seventeen years of real estate experience. His responsibilities include portfolio management of global real estate securities programs. Mr. Noon is a graduate of the Wharton School of the University of Pennsylvania with a B.S. in Economics and a major in Finance. Mr. Noon is a holder of a Chartered Financial Analyst designation. He is an associate member of NAREIT and a member of the Baltimore Security Analysts Society. He joined LaSalle Securities U.S. in 1990.

Keith R. Pauley (47) • Portfolio Manager: May 2007 to Date

Mr. Pauley is a Managing Director of LaSalle Securities U.S. and has been Chief Investment Officer of LaSalle Securities U.S. since 1996. Mr. Pauley has over twenty years of real estate experience. His responsibilities at LaSalle Securities U.S. include portfolio management and oversight of securities research and trading. Mr. Pauley is a holder of the Chartered Financial Analyst designation and a member of the Baltimore Security Analysts Society. He is an associate member of NAREIT and a past member of its Board of Governors and Co-chairman of its research committee. He graduated from the University of Maryland with a B.A. in Economics and an M.B.A. in Finance. He joined LaSalle Securities U.S. in 1985.

The following tables set forth certain information with respect to the members of the investment team of LaSalle Securities US, the subadviser to Seligman LaSalle International Real Estate Fund (the “Fund”), and a portfolio manager of LaSalle Securities B.V., an additional subadviser to the  Fund.  For purposes of the tables below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

Other Accounts Managed by the Investment Team.  Set forth below, for each Investment Team Member is (i) a Table A which identifies, for each Investment Team Member, the number of accounts managed (other than the Fund) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts and; (ii) a separate Table B, as applicable, which identifies, for each of the Investment Team Members, only those accounts that have an advisory fee based on the performance of the account.

Table A – Asset-based fees

Investment Team Members	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Ernst Jan de Leeuw LaSalle Securities B.V.	1 Other Registered Investment Company with approximately $13 million in total assets under management.	17 Pooled Investment Vehicles with approximately $1.633 billion in total assets under management.	25 Other Accounts with approximately $1.277 billion in total assets under management.
Stanley J. Kraska LaSalle Securities US	2 Other Registered Investment Companies with $42 million in total assets under management.	15 Pooled Investment Vehicles with $1.596 billion in total assets under management.	43 Other Accounts with approximately $2.945 million in total assets under management.
George J. Noon, CFA LaSalle Securities US	2 Other Registered Investment Companies with $42 million in total assets under management.	15 Pooled Investment Vehicles with $1.596 billion in total assets under management.	42 Other Accounts with approximately $2.944 billion in total assets under management.
Keith R. Pauley, CFA LaSalle Securities US	2 Other Registered Investment Companies with $42 million in total assets under management.	15 Pooled Investment Vehicles with $1.596 billion in total assets under management.	42 Other Accounts with approximately $2.944 billion in total assets under management.

Table B – Performance-based fees

Investment Team Members	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Ernst Jan de Leeuw LaSalle Securities B.V.	0 Other Registered Investment Companies.	0 Pooled Investment Vehicles.	2 Other Account with approximately $285 million in total assets under management.
Stanley J. Kraska LaSalle Securities US	0 Other Registered Investment Companies.	0 Pooled Investment Vehicles.	5 Other Accounts with approximately $478 million in total assets under management.
George J. Noon, CFA LaSalle Securities US	0 Other Registered Investment Companies.	0 Pooled Investment Vehicles.	5 Other Accounts with approximately $478 million in total assets under management.
Keith R. Pauley, CFA LaSalle Securities US	0 Other Registered Investment Companies.	0 Pooled Investment Vehicles.	5 Other Accounts with approximately $478 million in total assets under management.

Compensation:

Compensation for Investment Team Members consists of a base salary and incentive compensation that is based primarily upon performance of the particular Investment Team and that of the subadviser with which an Investment Team Member is employed, and meeting financial objectives for the Investment Team. The annual performance of clients’ portfolios and/or the performance of stock recommendations against a sector index (generally the FTSE NAREIT Equity REITs Index or the Wilshire REIT Index in respect of the Investment Team Members of LaSalle Securities US, or the EPRA Euro Zone Index and EPRA Europe Index in respect of the Investment Team Member of LaSalle Securities B.V.) is one factor included in professional employee evaluations, but compensation is not directly linked to these performance criteria.

In addition, equity ownership in Jones Lang LaSalle, the subadvisers’ publicly-traded parent, is available to and expected of senior professionals. The major components of Jones Lang LaSalle’s comprehensive equity ownership program are: (1) Stock Ownership Program - credits employees with a portion of their incentive compensation in the form of restricted stock; (2) Employee Stock Purchase Plan at a discount to market value through a payroll deduction plan (available to employees of LaSalle Securities US) and; (3) Stock Award Incentive Plan rewards key employees of the firm with stock awards, in the form of restricted stock units or options, based on the strength of their individual contributions.

Conflicts of Interest:

Since the Investment Team manages other accounts in addition to the registrant, conflicts of interest may arise in connection with the Investment Team’s management of the registrant’s investments on the one hand and the investments of such other accounts on the other hand. Conflicts may arise related to: (1) aggregation and allocation of securities transactions (including initial public offerings), (2) the timing of purchases and sales of the same security for different accounts and (3) different advice for different accounts, primarily driven by the account’s investment objectives. LaSalle Securities U.S. and LaSalle Securities B.V. believe that conflicts are largely mitigated by their respective Code of Ethics, which prohibits ownership by the Investment Team Members (except through a mutual fund) of securities of the type the registrant invest in, and various policies and procedures it has adopted, including the master trading schedule it maintains to proportionately allocate purchases and sales to each account by tracking the target weight for each holding and establishing the required shares to reach those targets.

Securities Ownership: As of December 31, 2008, Messrs. Kraska and Pauley each owned between $10,001 and $50,000 of the shares of the registrant.

ITEM 9.

PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs(1)
7-01-08 to 7-31-08	60,650	12.93	60,650
8-01-08 to 8-31-08
9-01-08 to 9-30-08
10-01-08 to 10-31-08
11-01-08 to 11-30-08
12-01-08 to 12-31-08

(1)

As stated in the registrant’s initial registration statement dated May 24, 2007, the registrant may purchase its shares in the open market, when the registrant is trading at a discount to net asset value, in an amount approximately sufficient to offset the growth in the number of shares of its Common Stock attributable to the reinvestment of the portion of its distributions to stockholders that are attributable to distributions received by the Fund from its underlying portfolio investments.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Effective November 7, 2008, the duties of the Nominating Committee of the Board of Directors of the registrant have been assumed by the Board Governance Committee of the Board.  The Board Governance Committee would recommend to the Board the size, structure and composition of the Board and its committees.  This committee would also review candidates for Board membership including candidates recommended by stockholders.

ITEM 11.

CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.

EXHIBITS.

(a)(1)

Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)

Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)

Not applicable.

(b)

Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC.

By:	/S/ PATRICK T. BANNIGAN

Patrick T. Bannigan

President and Chief Executive Officer

Date:

March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ PATRICK T. BANNIGAN

Patrick T. Bannigan

President and Chief Executive Officer

Date:

March 9, 2009

By:	/S/ LAWRENCE P. VOGEL

Lawrence P. Vogel

Treasurer and Chief Financial Officer

Date:

March 9, 2009

SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC.

EXHIBIT INDEX

(a)(1)

Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)

Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)

Certification of chief executive officer and chief financial officer as required by

Rule 30a-2(b) of the Investment Company Act of 1940.